Supplement Dated October 4, 2007
to the Prospectus of each Fund listed below:


FDP SERIES, INC.
Marsico Growth FDP Fund
MFS Research International FDP Fund
Franklin Templeton Total Return FDP Fund
Van Kampen Value FDP Fund
BLACKROCK SERIES, INC.
BlackRock Small Cap Growth Fund II
BlackRock International Fund


 Until December 3, 2007, the Prospectus of each fund listed above is supplemented as follows:

Until December 3, 2007, holders of Investor C shares are eligible for the reinstatement privilege described in the last paragraph of the section entitled
"Your Account - Pricing of Shares- Investor A Shares -
Initial Sales Charge Option".
Effective December 3, 2007, as currently stated in the Prospectus, holders of Investor C shares will not be eligible for the reinstatement privilege.


Code# REVC-PRO-0907